UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2016

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On June 15, 2016, QLT Inc., a corporation incorporated under the laws of British Columbia (“QLT”) and Aegerion Pharmaceuticals, Inc., a Delaware corporation (“Aegerion”) issued a joint press release announcing that QLT and Aegerion have entered into a definitive merger agreement (the “Merger Agreement” and the merger contemplated therein, the “Merger”), dated June 14, 2016, pursuant to which Aegerion will be merged with a wholly owned indirect subsidiary of QLT.  QLT and Aegerion also announced the entry into an agreement (the “Unit Subscription Agreement”) with a broad-based investor syndicate comprised of both new investors and existing shareholders of both companies, who have committed to invest approximately $22 million in QLT.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Additional details regarding the terms of the transaction agreements, including the Merger Agreement and the Unit Subscription Agreement, will be filed with the Securities and Exchange Commission (the “SEC”) at a later date.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to buy or solicitation of any offer to sell securities or a solicitation of any vote or approval. It does not constitute a prospectus and no offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to the proposed business combination between QLT and Aegerion. In connection with the proposed transaction, QLT will file with the SEC a registration statement on Form S-4 that will include the joint proxy statement/circular of Aegerion and QLT that also includes a prospectus relating to shares of QLT common stock to be issued in connection with the proposed transaction. Aegerion and QLT will mail the joint proxy statement/circular to their respective shareholders in connection with the transaction. This communication is not a substitute for the registration statement, joint proxy statement/circular, prospectus or other documents that QLT and/or Aegerion may file with the SEC in connection with the proposed transaction. INVESTORS OF QLT AND AEGERION ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/CIRCULAR, PROSPECTUS AND OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QLT, AEGERION AND THE PROPOSED TRANSACTION. Aegerion shareholders will be able to obtain the registration statement, joint proxy statement/circular, and prospectus, as well as other filings containing information about Aegerion, QLT and the proposed transaction, free of charge, at the website maintained by the SEC at www.sec.gov and, in QLT’s case, also on the SEDAR website maintained by the Canadian Securities Administrators (CSA) at www.sedar.com. Aegerion shareholders may also obtain these documents, free of charge, from Aegerion’s website (www.Aegerion.com) under “Investors—Financial Information—SEC Filings” or by directing a request to Aegerion’s Secretary at Aegerion Pharmaceuticals, Inc., One Main Street, Suite 800, Cambridge, MA 02142. QLT shareholders may also obtain these documents, free of charge, from QLT’s website at www.QLTinc.com under “Investors—Securities Filings—Proxy Circulars” or upon request directly to QLT to the attention of “QLT Investor Relations,” 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5.

Participants in the Solicitation

The respective directors and executive officers of Aegerion and QLT and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Aegerion’s directors and executive officers is available or incorporated by reference in its Annual Report on Form 10-K filed with the SEC on March 15, 2016, and information regarding QLT directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC and the CSA on February 25, 2016, as amended by its Annual Report on Form 10-K/A filed with the SEC and the CSA on April 29, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the registration statement, joint proxy statement/circular and other relevant materials to be filed with the SEC and the CSA.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, “forward-looking statements”). Forward-looking statements contained in this document may include, without limitation, statements regarding the proposed transaction between QLT and Aegerion, the timing and financial and strategic benefits thereof, expected impact of the transaction and private placement investment on the cash balance of the companies following the proposed merger, the future strategies, plans and expectations for the companies, and the anticipated timing of clinical trials and approvals for, and the commercial potential of, the companies’. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the failure to receive, on a timely basis or otherwise, the required approvals by Aegerion and QLT shareholders and government or regulatory agencies; the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Aegerion and QLT operations will be greater than expected; the ability of the companies to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes, including changes in tax laws or interpretations that could increase the consolidated tax liabilities of the companies following the proposed merger; and other risk factors relating to the biopharmaceutical industry, as detailed from time to time in each of Aegerion’s and QLT’s reports filed with the SEC and, in QLT’s case, the CSA. Investors should not place undue reliance on forward-looking statements. The forward-looking statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current view of future performance, results, and trends. Such statements are made as of the date of this document, and except to the extent otherwise required by applicable law, we undertake no obligation to update such statements after this date. In addition to those risks described above, risks and uncertainties that could cause our actual results to materially differ from those described are discussed in our filings with the SEC (including those described in Item 1A of Aegerion’s and QLT’s Annual Reports on Form 10-K for the year ended December 31, 2015 and Aegerion’s and QLT’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2016, in each case under the heading “Risk Factors” and elsewhere in such filings).

Item 9.01      Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated June 15, 2016, announcing, among other things, entry by QLT Inc. into a definitive merger agreement, dated June 14, 2016, with Aegerion Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.

By:	/s/ Glen Ibbott
Name: Glen Ibbott
Title: Chief Financial Officer

Date: June 15, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated June 15, 2016, announcing, among other things, entry by QLT Inc. into a definitive merger agreement, dated June 14, 2016, with Aegerion Pharmaceuticals, Inc.